UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Focus Enhancements, Inc.
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FOCUS ENHANCEMENTS, INC.
1370 Dell Avenue
Campbell, California 95008
(408) 866-8300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 14, 2005

To Our Stockholders:

The Annual Meeting of Stockholders of Focus Enhancements, Inc. (“Focus”), a Delaware corporation, will be held at 1370 Dell Ave., Campbell, California 95008, on November 14, 2005 at 7:00 a.m., local time.

At our meeting, we will ask you to vote on the following matters:

1.                                       Election of Directors.  You will have the opportunity to elect three (3) members of the Board of Directors for terms of three years. The following persons are current members of the Board of Directors and they are our nominees for re-election:

Name	Age	Term to Expire

Tommy Eng	47	2008
Brett A. Moyer	47	2008
Sam Runco	57	2008

2.                                       Amendment and Restatement of 2000 Non-Qualified Stock Option Plan.  To adopt certain amendments to, and restatement of, the 2000 Non-Qualified Stock Option Plan to, among other things (a) authorize the issuance of an additional 500,000 shares of stock; (b) permit awards of restricted stock; (c) provide discretion to the administrator of the Plan to extend the expiration of an award under the Plan to up to ten years; and (d) permit net issue exercise in connection with the exercise of outstanding stock options.

3.                                       Ratification of the selection of Independent Registered Public Accounting Firm.  You will be asked to ratify the selection of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

4.                                       Other Business.  If other business is properly raised at the meeting or if we need to adjourn the meeting, you will vote on these matters too.

If you were a stockholder as of the close of business on September 30, 2005, you are entitled to vote at this meeting.

We cordially invite all stockholders to attend the meeting in person.  To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope.

Whether or not you expect to attend the annual meeting, please complete, sign, date and promptly mail your proxy in the envelope provided. You may revoke your proxy at any time prior to the annual meeting, and, if you attend the annual meeting, you may revoke your proxy and vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS

Gary L. Williams, Secretary

October 7, 2005

Focus Enhancements, Inc.

1370 Dell Avenue
Campbell, California  95008

PROXY STATEMENT

For the
Annual Meeting of Stockholders
to be held on November 14, 2005

GENERAL INFORMATION

This proxy statement contains information about Focus’ Annual Meeting of Stockholders to be held at 1370 Dell Ave., Campbell, California 95008, on Monday, November 14, 2005 at 7:00 a.m. local time and at any postponements or adjournments of the meeting.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your votes for use at Focus’ annual meeting of stockholders.

This proxy statement summarizes information that you need to know in order to cast an informed vote.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

We will begin sending this proxy statement, notice of annual meeting and the enclosed proxy card on or about October 13, 2005 to all stockholders entitled to vote. The record date for those entitled to vote is September 30, 2005. On September 30, 2005, there were 62,690,740 shares of our common stock, 2,744 shares of Series B Preferred Stock and 417 shares of Series C Preferred Stock entitled to vote.

Our Annual Report for the fiscal year ended December 31, 2004 on Form 10-K/A and Quarterly Report for the period June 30, 2005 on Form 10-Q/A, as filed previously filed with the Securities and Exchange Commission (the “SEC”), accompany this proxy statement.

What constitutes a quorum?

To establish a quorum at the annual meeting, a majority of the shares of our common stock and Series B and Series C Preferred Stock voting as a single class outstanding on the record date must be present either in person or by proxy. Focus will count abstentions and broker non-votes for purposes of establishing the presence of a quorum at the meeting.

What vote is required for each proposal?

•                  Proposal 1: Election of Directors. The three nominees for director who receive the most votes cast by holders of our common stock and Series B and Series C Preferred Stock, voting as a single class at the annual meeting, will be elected.

•                  Proposal 2: Amendment and Restatement of 2000 Non-Qualified Stock Option Plan. The affirmative vote of a majority of the votes cast at the Focus annual meeting date is required to approve the amendment and restatement of the 2000 Non-Qualified Stock Option Plan (the “Plan”).

•                  Proposal 3: Ratification of the selection of Independent Registered Public Accounting Firm. Current law does not require stockholder ratification of the selection of Burr, Pilger & Mayer, LLP as Focus’ independent registered public accounting firm. However, we are submitting the selection of Burr, Pilger & Mayer, LLP to you for ratification as a matter of good corporate practice.  If you fail to ratify the selection by a majority vote of the present and voting shares, we will reconsider whether to retain Burr, Pilger & Mayer, LLP. Even if the selection is ratified, we may, in our discretion, direct the appointment of different independent registered public accounting firms at any time during the year if we determine that such a change would be in the best interests of Focus and its stockholders.

•                  Voting Shares Held by Brokers, Banks and Other Nominees.  If you hold your shares in a broker, bank or other nominee account, you are a “beneficial owner” of our common stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the “nominee holder” of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee’s name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holders.

•                  Effect of an Abstention and Broker Non-Votes.  A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. If a broker indicates on the enclosed proxy card or its substitute that it does not have discretionary authority to vote on a particular matter as to certain shares (“broker non-votes”), those shares will be considered as represented for purposes of determining a quorum, but will not be considered as entitled to vote with respect to that matter. Under applicable rules, brokers will not have discretionary authority with respect to Proposal No. 2, involving the proposed adoption of amendments to, and restatement of, the Plan.

What are the recommendations of the board of directors?

The Board of Directors of Focus has unanimously approved all of the proposals we are submitting to you:

•                  Election of the named nominees for director;

•                  Amendment and Restatement of the Plan; and

•                  Ratification of the selection of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm.

The Board of Directors recommends a vote “FOR” the nominees for director, “FOR” the amendment and restatement of the Plan and “FOR” ratification of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

How many votes do I have?

Each share of our common stock that you own entitles you to one (1) vote on each proposal. Each share of Series B Preferred Stock and each share of Series C Preferred Stock that you own entitles you to one thousand (1,000) votes on each proposal. The proxy card indicates the number of shares of our common stock and/or Series B and Series C Preferred Stock that you own.

How many shares of stock are outstanding?

As of September 30, 2005, there were 62,690,740 shares of our common stock outstanding and 2,744 shares of Series B Preferred Stock and 417 shares of Series C Preferred Stock outstanding. For the purposes of this meeting, the 3,161 aggregate shares of preferred stock will be entitled to cast 3,161,000 votes for each proposal to be considered.

How do I vote by proxy?

Whether you plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to vote in person at the meeting.

If you properly complete your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed on each proposal. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

•                  “FOR” the election of the nominees for director;

•                  “FOR” the amendments to and restatement of the Plan;

•                  “FOR” ratification of the selection of Burr, Pilger & Mayer, LLP as Focus’ independent registered public accounting firm; and

•                  At the discretion of the proxy holder as to any other matter that may properly come before the meeting, including any vote to adjourn the meeting, and as to any matter at a properly re-convened meeting following adjournment or postponement. At the time this proxy statement went to press, we knew of no other matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if:

•                  You file either a written revocation of your proxy, or a duly executed proxy bearing a later date, with the Corporate Secretary of Focus prior to the meeting; or

•                  You attend the meeting and vote in person.

Your presence at the meeting will not revoke your proxy unless and until you present proper documentation and vote in person. However, if your shares are held in the name of your broker, bank or other nominee, and you wish to vote in person, you must bring an account statement and a letter of authorization from your nominee so that you can vote your shares.

How will Focus executive officers and directors vote?

On the record date of September 30, 2005, our executive officers and directors, including their affiliates, had voting power with respect to an aggregate of 6,071,594 shares of our common stock or approximately 9.2% of the shares of our common stock, which includes 2,744 shares of Series B Preferred Stock and 417 shares of Series C Preferred Stock converted into 3,161,000 shares of our common stock for the purposes of voting at this meeting.  We currently expect that such officers and directors will vote all of their shares in favor of each of the nominees for director and in favor of each of the proposals.

What are the costs of solicitation of proxies?

We will bear the cost of solicitation of proxies from our stockholders and the cost of printing and mailing this document. In addition to solicitation by mail, Focus directors, officers and employees may solicit proxies from stockholders by telephone, in person or through other means. These persons will not receive additional compensation, but they will be reimbursed for the reasonable out-of-pocket expenses they incur in connection with this solicitation. We also will make arrangements with brokerage firms, fiduciaries and other custodians who hold shares of record to forward solicitation materials to the beneficial owner of these shares. We will reimburse these brokerage firms, fiduciaries and other custodians for their reasonable out-of-pocket expenses in connection with this solicitation. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with the solicitation of proxies.

Will there be any other matters considered at the annual meeting?

We are unaware of any matter to be presented at the annual meeting other than the proposals discussed in this proxy statement. If other matters are properly presented at the annual meeting, then the persons named in the proxy will have authority to vote all properly executed proxies in accordance with their judgment on any such matter, including any proposal to adjourn or postpone the meeting. If you vote against any proposal (other than a proposal regarding the election of directors or ratification of registered public accounting firms), your proxy will not vote in favor of any proposal to adjourn or postpone the meeting if such postponement or adjournment is for the purpose of soliciting additional proxies to approve the proposal that you voted against.

Can I view a list of stockholders?

The names of stockholders of record entitled to vote at the annual meeting will be available to stockholders entitled to vote at the annual meeting for ten days prior to the annual meeting for any purpose germane to the annual meeting, between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 1370 Dell Avenue, Campbell, California 95008, by contacting the Secretary of the Company at our principal executive offices.

EXECUTIVE OFFICERS AND DIRECTORS

Who are our executive officers and directors?

The following table sets forth certain information regarding our executive officers and directors as of September 30, 2005.

Name (1)	Age	Position

N. William Jasper, Jr.	57	Chairman of the Board
Brett A. Moyer	47	Director, President and Chief Executive Officer
Carl E. Berg	68	Director
William B. Coldrick	63	Vice Chairman of the Board
Michael L. D’Addio	61	Director
Tommy Eng	47	Director
Sam Runco	57	Director
Michael F. Conway	41	Senior Vice President of Strategy and Business Development
Thomas M. Hamilton	56	Executive Vice President and General Manager of the Focus Semiconductor Group
Peter T. Mor	55	Senior Vice President of Engineering and Operations
Gary L. Williams	38	Secretary, Executive Vice President of Finance and Chief Financial Officer

What is the background of our executive officers and directors?

Directors

N. William Jasper, Jr. has served as Chairman of the Board of Directors since December 20, 2002. Mr. Jasper became a member of our Board of Directors on March 6, 2001, in connection with the Videonics acquisition. Mr. Jasper served as a member of the Videonics Board of Directors since August 1993. Mr. Jasper has been the President and Chief Executive Officer of Dolby Laboratories, Inc., a signal processing technology company located in San Francisco, California, since 1983 and serves on Dolby Laboratory’s Board of Directors. Mr. Jasper holds a B.S. in Electrical Engineering from Stanford University and an M.B.A. from the University of California, Berkeley. Mr. Jasper’s term expires in 2007.

Brett A. Moyer joined us in May 1997. On September 30, 2002 he assumed the role of President and Chief Executive Officer and became a member of our Board of Directors. From May 1997 to September 29, 2002, Mr. Moyer served as our Executive Vice President and Chief Operating Officer. From February 1986 to April 1997, Mr. Moyer worked at Zenith Electronics Corporation, Glenview, Illinois, where he was most recently the Vice President and General Manager of Zenith’s Commercial Products Division.  Mr. Moyer has also served as Vice President of Sales Planning and Operations at Zenith where he was responsible for forecasting, customer service, distribution, MIS, and regional credit operations. Mr. Moyer has a Bachelor of Arts in Economics from Beloit College in Wisconsin and a Masters of International Management with a concentration in finance and accounting from The American Graduate School of International Management (Thunderbird). Mr. Moyer’s term expires at this annual meeting. He has been nominated for re-election.

Carl E. Berg, a co-founder of Videonics, served on Videonics’ Board of Directors since June 1987. In connection with the Videonics acquisition, Mr. Berg became one of our directors on March 6, 2001. Mr. Berg is currently Chief Executive Officer and a director for Mission West Properties, a real estate investment company located in Cupertino, California. Mr. Berg is also a member of the Board of Directors of Valence Technology, Inc., a developer of advanced rechargeable battery technology and Monolithic System Technology Inc., a developer of memory technology for semiconductors. Mr. Berg holds a B.A. degree from the University of New Mexico. Mr. Berg’s term expires in 2007. See also “Certain Relationships and Related Parties.”

William B. Coldrick has served as our Director since January 1993 and Executive Vice President from July 1994 to May 1995. Mr. Coldrick is currently a principal of Enterprise Development Partners, a consulting firm serving emerging growth companies that he founded in April 1998. From July 1996 to April 1998, Mr. Coldrick was Group Vice President and General Manager of Worldwide Field Operations for the Computer Systems Division of Unisys Corp. From 1982 to 1992, Mr. Coldrick served with Apple Computer Inc. in several senior executive positions including Senior Vice President of Apple USA from 1990 to 1992. Prior to joining Apple Computer Inc., Mr. Coldrick held several sales and marketing management positions with Honeywell Inc. from 1968 to 1982. Mr. Coldrick holds a Bachelor of Science degree in Marketing from Iona College in New Rochelle, New York. Mr. Coldrick’s term expires in 2006.

Michael L. D’Addio joined us on January 16, 2001, in connection with the acquisition of Videonics Inc., and served as our President, Chief Executive Officer and Director. On September 30, 2002 Mr. D’Addio voluntarily resigned as President and Chief Executive Officer. Mr. D’Addio is currently President and Chief Executive Officer of Coaxsys, Inc., a new network technology company located in Los Gatos, California. Mr. D’Addio was a co-founder of Videonics, and had served as Chief Executive Officer and Chairman of the Board of Directors since Videonics’ inception in July 1986. In addition, Mr. D’Addio served as Videonics’ President from July 1986 until November 1997. From May 1979 through November 1985 he served as President, Chief Executive Officer and Chairman of the Board of Directors of Corvus Systems, a manufacturer of small computers and networking systems. Mr. D’Addio holds an A.B. degree in Mathematics from Northeastern University. Mr. D’Addio’s term expires in 2006.

Tommy Eng has served as our Director since January 2004. Mr. Eng is a private investor. He served in various management roles including CEO and Vice-Chairman of Tera Systems, a private electronic design automation (EDA) company from 1995 until 2004. Prior to founding Tera Systems in 1995, he was the General Manager of the Advanced IC Design Automation and Design Consultation division of Mentor Graphics. Previous to Mentor Graphics, Mr. Eng was the General Manager of the IC Design Services and EDA Software division of Silicon Compiler Systems. Mr. Eng also has held various technical staff positions at ATT Bell Laboratories, developing microprocessors, network switches, and IC design tools. Mr. Eng holds an M.S. in Electrical

Engineering from the University of California, Berkeley. Mr. Eng currently serves on the Board of Directors of Monolithic System Technology Inc., a developer of memory technology for semiconductors, and on the Boards of four private technology companies. Mr. Eng’s term expires at this annual meeting. He has been nominated for re-election.

Sam Runco has served as our Director since August 2004. Mr. Runco is the founder and chief executive officer of Runco International, a world leader in high-end home theater, video display technology, located in Union City, California. Mr. Runco has more than 30 years of experience in the home theater industry and is a respected leader in the consumer video projection industry and is credited by numerous publications with coining the term “Home Theater.” Mr. Runco plays a leadership role in the industry as a member of numerous organizations and associations. He is the recipient of CEDIA’s (Consumer Electronic Design and Installation Association) peer-selected Lifetime Achievement Award as well as Dealerscope’s Magazine Hall of Fame. He is also in his fourth term on the board of directors of the Consumer Electronics Association (CEA) and on the board of the CEA Video Division. Mr. Runco’s term expires at this annual meeting. He has been nominated for re-election.

Non-Director Executive Officers

Michael F. Conway joined us on January 16, 2001 in connection with the acquisition of Videonics Inc., and in March 2005 assumed the role of Senior Vice President of Strategy and Business Development. Mr. Conway had served as Vice President of Marketing for Videonics since February 2000, and prior to that was the Director of Technical Marketing where he focused on Internet marketing and sales presence. Mr. Conway joined Videonics in May 1996 in connection with the acquisition of the start-up KUB Systems Inc., where he served in various management and engineering positions. From 1988 to 1993, Mr. Conway was a Product Engineer for Abekas Video Systems and from 1985 to 1987 was an Operations Engineer with WLEX-TV, an NBC affiliate in Lexington, Kentucky. Mr. Conway holds a B.S. in Electrical Engineering from the University of Kentucky.

Thomas M. Hamilton joined us in September 1996 and in July 2001 assumed the role of Executive Vice President and General Manager of the Focus Semiconductor Group.  From September 1996 to July 2001, Mr. Hamilton served as Vice President of Engineering and our Chief Technical Officer. From 1992 to 1996, Mr. Hamilton was President, Chief Executive Officer and Co-Founder of TView, Inc., a company acquired by us. From 1985 to 1990, Mr. Hamilton was Vice President of Engineering of TSSI.  From 1973 to 1985, Mr. Hamilton held a variety of engineering and marketing management positions at Tektronix, Inc. Mr. Hamilton has a B.S. in Mathematics from Oregon State University.

Peter T. Mor joined us in February, 2005 as our Senior Vice President of Engineering and Operations. Prior to joining Focus, Mr. Mor served as Vice President of Engineering for Sony Corporation’s VAIO notebook and desktop personal computers and peripherals. At Sony Corporation, Mr. Mor was responsible for six departments, and over 100 hardware, software, and network engineers or consultants. Prior to Sony Corporation, Mr. Mor served as Vice President of Engineering and Operations for AMAX Engineering, and has served in managerial roles at Qume Corporation, Xerox Corporation, and Fujitsu Ltd. Mr. Mor holds a B.S. in Electrical Engineering from Cheng Kung University, Taiwan, and an M.S. in Computer Science from the University of Oregon.

Gary L. Williams joined us as our Secretary, Executive Vice President of Finance and Chief Financial Officer on January 16, 2001 in connection with the acquisition of Videonics Inc. Mr. Williams had served Videonics as its Vice President of Finance, Chief Financial Officer and Secretary since February 1999.  From February 1995 to January 1999, Mr. Williams served as Videonics’ Controller.  From July 1994 to January 1995, he served as Controller for Western Micro Technology, a publicly traded company in the electronics distribution business. From January 1990 to June 1994, Mr. Williams worked in public accounting for Coopers & Lybrand LLP.  Mr. Williams is a Certified Public Accountant and has a Bachelors Degree in Business Administration, with an emphasis in Accounting from San Diego State University.

What are the responsibilities of our board of directors and committees?

Our business, property and affairs are managed by or, are under the direction of, the Board of Directors pursuant to the General Corporation Law of the State of Delaware and our bylaws. Members of the Board of Directors are kept informed of the company’s business through discussions with the Chairman, with the Chief Executive Officer, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. During the fiscal year ended December 31, 2004, the Board of Directors held a total of six meetings. All of the persons who were directors of Focus during the fiscal year ended December 31, 2004 attended at least seventy-five percent (75%) of the aggregate of (a) the total number of Board meetings and (b) the total number of meetings held by all committees of the Board on which they served during the fiscal year. In addition, the Board of Directors took action by unanimous written consent on four occasions in 2004.

The Board also has two committees: a Compensation Committee and an Audit Committee.

Compensation Committee

The Compensation Committee’s responsibilities are to make determinations with respect to salaries and bonuses payable to executive officers and to administer stock option plans. The Compensation Committee is currently comprised of Messrs. Berg, Coldrick and Runco. This committee met one time during the fiscal year ended December 31, 2004 and took action by unanimous written consent on 11 occasions in 2004. See also “Report of Compensation Committee on Executive Compensation.”

Audit Committee

The Audit Committee of the board is composed of three members and operates under a written charter adopted by the board of directors.  The responsibilities of the Audit Committee are contained in the Report of Audit Committee below. The Audit Committee currently consists of Messrs. Berg, Coldrick, and Jasper. All three members are “independent,” as defined by the Nasdaq current listing standards. The Board has determined that Mr. Jasper qualifies as an audit committee financial expert as defined in Item 401(h)(1) of Regulation S-K and therefore meets the Nasdaq listing requirements for having related financial expertise. During the fiscal year ended December 31, 2004, this committee held five formal meetings. See also “Report of the Audit Committee”.

How does the Board select nominees for the Board?

The Board of Directors considers candidates for Board membership suggested by its members as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board should notify the Corporate Secretary in writing with whatever supporting material the shareholder considers appropriate.

Once the Board has identified a prospective nominee, it considers such relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more independent members of the Board and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the majority of the independent members make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of such independent members.

How can shareholders nominate directors?

The procedures for nominating directors, other than by the Board of Directors itself, are set forth in Section 7.1. of our bylaws.  Generally, stockholders can nominate persons for election to the Board by giving notice not later than the close of business on the 60th day or not earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting and must include such information as required in the bylaws.  In the event next year’s annual meeting is more than 30 days before or more than 60 days after the anniversary date, to be timely, stockholder nominees must be delivered not earlier than the close of business on the later of the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by Focus. With regard to this year’s annual meeting, Focus announced the date and time of the meeting on August 31, 2005.

Executive Sessions of the Board of Directors

We have adopted a policy whereby our independent directors will meet regularly in executive sessions at least twice a year in conjunction with regularly scheduled meetings of the Board of Directors. Independent directors include all directors who are independent as determined by the Board of Directors. The independent directors presently consist of all current Directors except Messrs. D’Addio and Moyer.

Independence of Board of Directors

Nasdaq requires that a majority of the Board of Directors be “independent” directors as defined in Nasdaq Rule 4200. We reviewed the independence of the Board of Directors and considered any transaction between each director or any member of his or her family and us. As a result of this review, the Board of Directors has determined that each of the members of the Board of Directors is independent under the Nasdaq definition of “independence” for the Board except for Messrs. D’Addio and Moyer, who are not considered independent because of their current or past employment as executive officers of Focus or due to their business relationships with Focus.

How do shareholders communicate with the Board of Directors?

Shareholders and other parties interested in communicating directly with members of our Board of Directors individually or as a group may do so by writing to Chairman of the Board, Focus Enhancements, Inc., 1370 Dell Avenue, Campbell, California 95008.  All communications will be compiled by the Secretary and submitted to the Board or the individual directors on a periodic basis. No irrelevant or inappropriate communications, such as advertisements, solicitations and hostile communications, will be forwarded to directors.  Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Does Focus have a policy on attending Annual Meetings?

We encourage, but do not require, all incumbent directors and director nominees to attend our annual meetings of stockholders. At our Annual Meeting of Stockholders on August 6, 2004, one of the seven directors then in office was in attendance.

Does Focus have a Code of Ethics?

We have adopted a Code of Conduct, which is applicable to all of our directors and employees, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Conduct is posted on our website. We intend to file amendments to or waivers from our Code of Conduct  (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer) on a Form 8-K with the SEC.

REPORT OF AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Focus filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report of the Audit Committee by reference.

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Focus’ accounting functions and internal controls.  In addition, the Audit Committee reviews the quarterly and financial statements of Focus and any significant accounting issues affecting such statements.  Furthermore, the committee reviews the scope of the audit, and discusses any other audit-related matters, with our independent registered public accounting firm.

The Audit Committee acts under a written charter first adopted and approved by the Board of Directors on June 1, 2000 and subsequently amended.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as Focus’ independent registered public accounting firm.  Additionally, and as appropriate, the Audit Committee reviews and evaluates the independent registered public accounting firm’s performance, and discusses and consults with Focus’ management and the independent registered public accounting firm regarding the following:

•                                          The plan for, and the independent registered public accounting firm’s report on, each audit of Focus’ financial statements;

•                                          Focus’ financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders;

•                                          Changes in Focus’ accounting practices, principles, controls or methodologies, or in Focus’ financial statements;

•                                          Significant developments in accounting rules; and

•                                          The adequacy of Focus’ internal accounting controls and financial accounting and auditing personnel.

In connection with these responsibilities, the members of the Board of Directors met with management and the independent registered public accounting firm to review and discuss the financial statements for the fiscal year ended December 31, 2004.  They also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and they discussed with the independent registered public accounting firm that firm’s independence and satisfied itself as to the independent registered public accounting firm’s independence.

Based upon the Board of Directors’ discussions with management and the independent registered public accounting firm, and their review of the representations of management and the independent registered public accounting firm, they recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004, to be filed with the SEC.

Management is responsible for Focus’ financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Focus’ independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Focus and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in their report on Focus’ financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that Focus’ financial statements are presented in accordance with generally accepted accounting principles, that the audit of our company’s financial statement has been carried out in accordance with generally accepted auditing standards or that our company’s independent registered public accounting firm are in fact “independent.”

THE AUDIT COMMITTEE
N. WILLIAM JASPER JR., CHAIR
CARL E. BERG
WILLIAM B. COLDRICK

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Did our directors and officers comply with their section 16(a) beneficial ownership reporting compliance requirements in 2004?

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of our equity securities, to file reports of ownership and reports of changes in ownership of our common stock with the SEC.  The SEC requires officers, directors and greater than ten percent (10%) stockholders to furnish us with copies of all Section 16(a) forms they file.

To our best knowledge, based solely on a review of the copies of such forms and certifications furnished to us, we believe that all of our directors and officers have complied with the Section 16(a) filing requirements during the fiscal year ended December 31, 2004.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Who owns more than 5% of our common stock and Series B and Series C Preferred Stock, and what is the beneficial ownership of our common stock and Series B and Series C Preferred Stock of our executive officers and directors?

The following table sets forth information, as of September 30, 2005, regarding the shares of our common stock beneficially owned by those stockholders of Focus known to management to beneficially own more than five percent (5%) of our common stock, each of our directors, nominees, and named executive officers, as well as all directors and executive officers as a group.  Except as noted, we believe each person has sole voting and investment power with respect to the shares shown subject to applicable community property laws.

“Beneficial ownership” is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, you beneficially own our common stock not only if you hold it directly, but also indirectly, if you, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell the stock or have the right to acquire the stock. The percentage of beneficial ownership presented in the table includes shares issuable upon the exercise of stock options exercisable within 60 days of September 30, 2005 and shares issuable on conversion of our outstanding preferred stock. Shares of common stock issuable upon exercise of stock options exercisable within 60 days of that date or upon conversion of our preferred stock are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Mr. Carl Berg, a director, owns 100% of our outstanding preferred stock.

Name	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership (1)

Brett A. Moyer (2)	801,297	1.2%
Carl E. Berg (3)	5,622,379	8.5%
William B. Coldrick (4)	285,981	*
Michael L. D’Addio (5)	993,822	1.5%
Tommy Eng (6)	72,779	*
N. William Jasper, Jr. (7)	237,196	*
Sam Runco (8)	61,667
Michael F. Conway (9)	68,178	*
Thomas M. Hamilton (10)	412,810	*
Peter T. Mor (11)	43,751	*
Gary L. Williams (12)	311,081	*
033 Asset Management, LLC (13)	6,141,468	9.3%
Paul Roiff (14)	4,336,428	6.6%
All executive officers and directors as a group (11 persons) (15)	8,910,941	13.0%

*                 Less than 1% of the outstanding common stock.

(1)	Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares.

(2)

Includes 40,100 shares of common stock held directly by Mr. Moyer. Includes 711,197 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter and 50,000 shares of restricted stock, which are not yet vested but are authorized to vote.

(3)

Includes 2,173,193 shares of common stock held directly by Mr. Berg and 3,161 shares of preferred stock held directly by Mr. Berg, which are convertible into 3,161,000 shares of our common stock. Includes 158,186 shares issuable pursuant to outstanding stock options and 100,000 shares that are issuable pursuant to warrants that are exercisable at September 30, 2005, or within 60 days thereafter and 30,000 shares of restricted stock, which are not yet vested but are authorized to vote. Mr. Berg’s address is 10050 Bandley Dr., Cupertino, California 95014.

(4)

Includes 7,369 shares of common stock held directly or indirectly by Mr. Coldrick. Includes 248,612 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter and 30,000 shares of restricted stock, which are not yet vested but are authorized to vote.

(5)

Includes 419,932 shares of common stock held directly or indirectly by Mr. D’Addio. Includes 553,890 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter and 20,000 shares of restricted stock, which are not yet vested but are authorized to vote.

(6)

Includes 52,779 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter and 20,000 shares of restricted stock, which are not yet vested but are authorized to vote.

(7)

Includes 29,000 shares of common stock held directly or indirectly by Mr. Jasper. Includes 178,196 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter and 30,000 shares of restricted stock, which are not yet vested but are authorized to vote.

(8)

Includes 41,667 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter and 20,000 shares of restricted stock, which are not yet vested but are authorized to vote.

(9)	Includes 68,178 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter.

(10)

Includes 6,000 shares of common stock held directly by Mr. Hamilton. Includes 406,810 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter.

(11)	Includes 43,751 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter.

(12)

Includes 276,081 shares issuable pursuant to outstanding stock options that are exercisable at September 30, 2005, or within 60 days thereafter and 35,000 shares of restricted stock, which are not yet vested but are authorized to vote.

(13)

Based on a Schedule 13G filed on April 5, 2005 by 033 Asset Management, LLC, located at 125 High Street, Suite 1405, Boston, Massachusetts 02110. 033 Asset Management is the investment manager for (I) 033 Growth Partners I, L.P., (ii) 033 Growth Partners II, L.P., and (iii) 033 Growth International Fund, Ltd. (together, the “Funds”). No Fund individually owns more than 5% of our common stock.

(14)	Based on a Schedule 13G filed on July 15, 2005 by Paul Roiff, located at 301 Columbus Ave. 2nd Floor, Boston, Massachusetts 02110.

(15)	Includes 2,839,347 shares issuable pursuant to options and warrants to purchase common stock exercisable at September 30, 2005, or within 60 days thereafter and 235,000 shares of restricted stock.

EXECUTIVE AND DIRECTOR COMPENSATION

How do we compensate our directors?

Non-employee directors are reimbursed for out of pocket expenses incurred in attending the meetings. No director who is an employee receives separate compensation for services rendered as a director, however, directors are eligible to participate in our stock incentive plans. During the year ended December 31, 2004, we granted 30,000 options to Messrs. Berg, Coldrick and Jasper, who each served as members of our Audit Committee; 100,000 options to Messrs. Eng and Runco, who both joined as new members of our Board of Directors in 2004; and 25,000 options to Mr. D’Addio. These options vest in equal installments over a three-year period.

How do we compensate our executive officers?

The following table sets forth certain information concerning the executive compensation our Chief Executive Officer and four (4) other most highly compensated officers whose cash salary and bonus exceeded $100,000 (the “Named Executive Officers”) for the fiscal years ended December 31, 2004, 2003, and 2002.

Summary Compensation Table

Name and Principal Position	Annual Compensation (1)(2)				Long-Term Compensation	Other
	Year	Salary ($)	Bonus($)		Options (3)	Compensation

Executive Officers

Brett A. Moyer (4)	2004	$265,039	$27,900		85,316	$317	(6)
President & Chief Executive	2003	$206,847	$25,241		202,239	$10,008	(7)
Officer	2002	$164,673	$7,846	(5)	350,000	$64,510	(8)

Thomas M. Hamilton	2004	$181,154	$25,407		287,722	—
Executive Vice President and	2003	$163,077	$34,789		36,567	—
General Manager, Semiconductor Group	2002	$156,154	$12,500		95,000	—

Gary L. Williams	2004	$183,654	$11,470		50,000	$1,370	(6)
Secretary, Executive Vice	2003	$167,885	$19,200		36,567	$400	(6)
President of Finance and Chief Financial Officer	2002	$152,135	$11,666		25,000	$400	(6)

Non-Executive Officers (9)

Jeffrey A. Burt	2004	$171,346	—		10,127	$1,188	(6)
Vice President of Operations	2003	$168,172	$10,000		26,119	$400	(6)
	2002	$161,826	—		25,000	$400	(6)

Steven Morton	2004	$166,731	$10,000		250,127	$1,388	(6)
Vice President of	2003	$152,885	$15,595	(5)	20,896	$400	(6)
Semiconductor Research and Development	2002	$145,578	—		63,000	—

(1)               Includes salary and bonus payments earned by the named officers in the year indicated, for services rendered in such year, which were paid in the following year.

(2)               Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(3)               Long-term compensation table reflects the quantity of non-qualified and incentive stock options granted to the named persons in each of the periods indicated.

(4)               Mr. Moyer assumed the role of President and Chief Executive Officer on September 30, 2002.

(5)               Includes compensation based on sales commissions.

(6)               Company discretionary 401(k) contribution.

(7)                Remaining relocation expenses paid by the Company for Mr. Moyer’s move ($9,608) and Company 401(k) contribution ($400).

(8)               Relocation expenses paid by the Company for Mr. Moyer’s move from Massachusetts to California.

(9)                Certain non-executive officers have been included in the Summary Compensation Table as their total compensation ranked amongst the highest in the Company during 2004.

Stock Option Plans

We maintain various qualified and non-qualified stock option plans for our employees, officers and directors.  The purpose of our stock option plans is to provide incentives to employees, directors and consultants who are in positions to make significant contributions to us. As of September 30, 2005, options to purchase 1,010,896 shares of common stock remained available for grant under the plans. We are seeking approval of certain amendments to our 2000 Non-Qualified Stock Option Plan at this meeting. See “Proposal 2: Amendment and Restatement of our 2000 Non-Qualified Stock Option Plan”.

Option/SAR Grants in 2004

The following tables sets forth as to the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table certain information with respect to options to purchase shares of our common stock as of and for the year ended December 31, 2004.

	Number of Securities Underlying Options/ SARs	% of Total Options/ SARs Granted to Employees	Exercise or Base Price ($/per		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted	in 2004 (1)	Share)	Exp. Date	5%	10%
	(#)
Brett A. Moyer	45,316	1.5%	$1.38	6/1/14	$38,590	$98,491
Brett A. Moyer	40,000	1.3%	$1.01	11/30/14	$25,473	$64,491
Thomas M. Hamilton	17,722	0.6%	$1.38	6/1/14	$15,092	$238,517
Thomas M. Hamilton	50,000	1.7%	$1.20	9/10/14	$37,734	$95,625
Thomas M. Hamilton	100,000	3.3%	$1.01	11/30/14	$63,681	$161,227
Thomas M. Hamilton	120,000	4.0%	$1.01	11/30/14	$76,418	$193,473
Gary L. Williams	50,000	1.7%	$1.38	6/1/14	$42,579	$108,671

(1)               Focus granted options to purchase a total of 3,026,432 shares of common stock to employees and directors in 2004.

The following table sets forth information concerning options exercised during fiscal year 2004 and the value of unexercised options as of December 31, 2004 held by the executive officers named in the Summary Compensation Table above.

Aggregated Option/SAR Exercises in 2004 and Fiscal Year-End Option/SAR Values

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options/SARs at Year-End		Value of Unexercised In-the-Money Options/SARs at Year-End (1)
	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
	(#)	($)

Brett A. Moyer	—	—	561,946	245,609	$132,300	$29,575
Thomas M. Hamilton	—	—	219,111	325,178	$72,188	$28,600
Gary L. Williams	—	—	244,075	66,520	$84,104	—

(1)               Value is based on the difference between option exercise price and the closing price as quoted on The Nasdaq SmallCap Market at the close of trading on December 31, 2004 ($1.14) multiplied by the number of shares underlying the option.

Existing Equity Compensation Plan Information

At September 30, 2005 Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted - average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1)	7,426,397	$1.09	1,010,896

(1) Focus does not maintain any equity compensation plans that were not submitted to, and approved by, its shareholders.

Employment Agreements

Brett Moyer is party to an employment contract with us effective September 30, 2002.  Pursuant to this employment contract, Mr. Moyer serves as our Chief Executive Officer and President at a current annual salary of $310,500. In connection with the employment agreement, Mr. Moyer was granted a total of 500,000 options to purchase shares of common stock at prices of $0.75 and $1.15 per share, the then fair market values. The options vest over a three-year period at 2.77% per month. This employment contract requires payment of 12 months of salary and the acceleration of vesting of all options held by Mr. Moyer so as to be immediately exercisable if Mr. Moyer is terminated without cause as defined in the employment agreement. The employment contract provides for incentive bonuses as determined by our Board of Directors, and employee benefits, including health and disability insurance, in accordance with our policies. Additionally, certain of Mr. Moyer’s options would accelerate vesting so as to be immediately exercisable in the event of a change in control as defined in the respective option plan/grant. Mr. Moyer’s contract automatically renews for one-year terms unless terminated by either party 30 days prior to the end of the term.

Michael Conway is party to an employment contract with us effective February 24, 2005. Pursuant to this employment contract, Mr. Conway serves as our Senior Vice President of Strategy and Business Development at a current annual salary of $163,350. The initial term of the agreement is for one year and would terminate on February 24, 2006. Mr. Conway’ contract will automatically renew for an additional one-year period unless terminated by either party 30 days prior to the end of the initial term. This employment contract requires payment of six months of salary and the acceleration of vesting of all options held by Mr. Conway so as to be immediately exercisable if Mr. Conway is terminated either without cause or in the event of a change in control as defined in the employment agreement during the term of the contract. The employment contract provides for bonuses, as determined by our Board of Directors, and employee benefits, including health and disability insurance, in accordance with Focus’ policies.

Thomas Hamilton is party to an employment contract with us effective October 17, 1996, as amended to date, which renews automatically for one-year terms, unless terminated by either party 30 days prior to the end of the term. Pursuant to this employment contract, Mr. Hamilton serves as the General Manager and Executive Vice President of our Semiconductor Group, at a current salary of $185,000. This employment contract requires payment of 12 months of salary and the acceleration of vesting of all options held by Mr. Hamilton so as to be immediately exercisable if Mr. Hamilton is terminated without cause during the term of the contract. Additionally, certain of Mr. Hamilton’s options would accelerate vesting so as to be immediately exercisable in the event of a change in control as defined in the respective option plan/grant. The employment contract provides for bonuses, as determined by our Board of Directors, and employee benefits, including health and disability insurance, in accordance with Focus’ policies.

Peter Mor is party to an employment contract with us effective February 24, 2005. Pursuant to this employment contract, Mr. Mor serves as our Senior Vice President of Engineering and Operations at a current annual salary of $200,000. The initial term of the agreement is for one year and would terminate on February 24, 2006. Mr. Mor’ contract will automatically renew for an additional one-year period unless terminated by either party 30 days prior to the end of the initial term. This employment contract requires payment of six months of salary and the acceleration of vesting of all options held by Mr. Mor so as to be immediately exercisable if Mr. Mor is terminated either without cause or in the event of a change in control as defined in the employment agreement during the term of the contract. The employment contract provides for bonuses, as determined by our Board of Directors, and employee benefits, including health and disability insurance, in accordance with Focus’ policies.

Gary Williams is party to an employment contract with us effective May 28, 2004. Pursuant to this employment contract, Mr. Williams serves as our Executive Vice President of Finance and Chief Financial Officer at a current annual salary of $205,000. Mr. Williams’ contract automatically renews for one-year terms unless terminated by either party 90 days prior to the end of the term. This employment contract requires payment of 12 months of salary and the acceleration of vesting of all options held by Mr. Williams so as to be immediately exercisable if Mr. Williams is terminated either without cause or in the event of a change in control as defined in the employment agreement during the term of the contract. The employment contract provides for bonuses, as determined by our Board of Directors, and employee benefits, including health and disability insurance, in accordance with Focus’ policies.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has ever been an officer or employee of Focus or of any of our subsidiaries or affiliates. In Focus’ last completed fiscal year, none of our executive officers has served on the board of directors or on the compensation committee of any other publicly traded company which had an executive officer who served on the Compensation Committee or the board of directors of Focus. In Focus’ last completed fiscal year, none of our executive officers has served on the board of directors (or other board committee performing equivalent functions, or in the absence of such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of Focus. For information about Mr. Berg’s relationships with us, see “Certain Relationships and Related Transactions”.

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”) that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report and the Stock Performance Graph that follows shall not be deemed to constitute soliciting material and should not be deemed to be incorporated by reference into any such filing.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Membership and Role of the Committee on Compensation

The Compensation Committee consists of the following non-employee members of our Board of Directors:  Messrs. Berg, Coldrick and Runco. The Compensation Committee reviews and determines our executive compensation objectives and policies, administers our stock plans, grants stock options, and monitors and oversees the career development of our executive management pool. The Compensation Committee helps us to attract, develop and retain talented executive personnel in a competitive market.

Executive Compensation Program

Objectives

The objectives of our executive compensation program are to:

•                  Attract and retain highly talented and productive executives;

•                  Provide incentives for superior performance; and

•                  Align the interests of executive officers with our stockholders’ interests by basing a significant portion of compensation upon our revenues, profits before taxes, stock price and other measures of performance.

Components

Our executive compensation program generally combines the following three components: base salary; annual bonus; and long-term incentive compensation, which historically has consisted of stock option grants.

Base salary. The Compensation Committee annually reviews the salaries of our executives. When setting base salary levels, in a manner consistent with the objectives outlined above, the Compensation Committee considers (a) competitive market conditions for executive compensation, (b) our performance and (c) the individual’s performance.

The measures of individual performance considered in setting fiscal year 2004 salaries included, to the extent applicable to an individual executive officer, a number of quantitative and qualitative factors, such as the Company’s historical and recent financial performance in the principal area of responsibility of the executive, the individual’s progress toward non-financial goals within his area of responsibility, individual performance, experience and level of responsibility and other contributions made to our success. The Compensation Committee has not found it practicable, nor has it attempted, to assign relative weights to the specific factors used in determining base salary levels, and the specific factors used may vary among individual executives. As is typical for most corporations, payment of base salary is not conditioned upon the achievement of any specific, pre-determined performance targets.

Annual bonus. Our cash bonus program seeks to motivate executives to work effectively to achieve our financial performance objectives and to reward them when objectives are met. The executive bonus payments for Messrs. Moyer, Hamilton and Williams were based upon the Company’s performance and the Company’s attainment of certain strategic goals including new customer acquisition, revenue growth and cash management.

Long-term incentive compensation. We believe that option grants (1) align executive interests with stockholder interests by creating a direct link between compensation and stockholder return, (2) give executives a significant, long-term interest in our success and (3) help retain key executives in a competitive market for executive talent. We do, however, monitor general corporate and industry trends and practices and may in the future, for competitive or other reasons, use other equity incentive vehicles in place of, or in combination with, stock options. For fiscal year 2005 to date, we have continued our stock option program, granting an aggregate of 225,000 options and 85,000 shares of restricted stock to the named executive officers.

Our stock option plans authorize the Compensation Committee to grant restricted stock and options to directors, executives and employees. Grants are made from time to time to executives whose contributions have or will have a significant impact on our long-term performance. Generally, options granted to executives vest in equal monthly installments over a period of three to four years and expire five to ten years from the date of grant. Restricted stock granted to executives vest in equal yearly installments over a period of four years from the date of grant.

Compensation of the Chief Executive Officer. The Chief Executive Officer’s compensation plan for fiscal years 2002 through 2004 consisted primarily of base salary, a bonuses, and option grants. In determining the compensation paid to Brett A. Moyer, who served as our President and Chief Executive officer beginning September 30, 2002, the Committee utilized each of the components described above for executive officers. In this regard, the Committee established Mr. Moyer’s salary level for 2004 based on other Chief Executives Officer’s salaries for similarly sized companies, its evaluation of not only our financial performance, but also on the Committee’s evaluation of Mr. Moyer’s potential strategic and leadership abilities in planning for and leading us during fiscal 2004. The Committee granted options to Mr. Moyer in 2004 as a motivation for future performance. While the compensation for Mr. Moyer was based on our performance, it was not tied to specific performance objectives.

Submitted by:

Carl E. Berg
William B. Coldrick
Sam Runco

COMPANY STOCK PRICE PERFORMANCE GRAPH

The graph below compares the five-year cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq US Market Index and the Nasdaq Electronic Components Index for the last five fiscal years ended December 31, 2004, assuming an investment of $100 at the beginning of that five-year period and the reinvestment of any dividends. No dividends were declared or paid by Focus during the five-year period.

The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of our common stock.

CERTAIN RELATIONSHIPS

What relationships exist between Focus and its directors and officers and entities with which any director or officer is affiliated?  What is the nature of those relationships?

Carl Berg

Carl Berg, a Focus director and stockholder and previous director and stockholder of Videonics Inc., had a $1,035,000 loan outstanding to Videonics Inc., which we assumed on January 16, 2001 in connection with the merger of Focus and Videonics.  This unsecured loan accrued interest at 8% per year, and was due on January 16, 2002.  Accrued interest was payable at maturity. On May 7, 2001, Focus and Mr. Berg agreed to the conversion of $1,035,000 of the outstanding principal balance and all accrued interest into 1,012 shares of Series B Preferred Stock.

Additionally, Carl Berg loaned us $2,362,494 on October 26, 2000, to collateralize a $2,362,494 bond posted in connection with the CRA Systems, Inc. litigation. The promissory note had a term of three years and bears interest at a rate of prime plus 1%.  Interest earned on the restricted collateral deposit was payable to Mr. Berg. The interest payable by us to Mr. Berg was reduced by the amount of interest earned on the restricted collateral deposit. The principal amount of the note was originally due on October 26, 2003, but was amended on November 25, 2003, to provide for an extension of the maturity date to January 25, 2005, with interest to be paid quarterly. Under certain circumstances, including at the election of Mr. Berg and Focus, the promissory note and any accrued and unpaid interest is convertible into shares of the Focus common stock at a conversion price of $1.25, which represented the average closing bid and ask price of our common stock on the day preceding the agreement. The promissory note is secured by a security agreement in favor of Mr. Berg granting him a first priority security interest, over substantially all of our assets. On May 7, 2001, $46,000 of outstanding interest due under the note was converted into 38 shares of Series B Preferred Stock.  In February 2002, in connection with the settlement of the CRA Systems Inc. case, the bond was liquidated and excess proceeds of $145,000 were used to pay down a portion of this note. Prior to the conversion on March 19, 2004 of Mr. Berg’s principal and accrued interest into common and preferred stock, we had unpaid principal and accrued interest due under the note totaling approximately $2,509,000.

On February 28, 2001, Carl Berg agreed to loan us $2.0 million to support our working capital needs, bearing interest at a rate of prime plus 1%. The principal amount of the note will be due at the end of its term, with interest to be paid quarterly.  On April 24, 2001, the note was amended to provide that under certain circumstances, including at the election of Mr. Berg and Focus, the promissory note and any accrued and unpaid interest is convertible into shares of the Company’s preferred stock at a conversion price of $1,190 per share which represented 1,000 (each share of preferred is convertible into 1,000 shares of common) multiplied by 125% of the trailing 30-day average of the Company’s common stock ending April 23, 2001. The promissory note is secured by a security agreement in favor of Mr. Berg granting him a security interest in first priority over substantially all of our assets. On May 7, 2001, Focus and Mr. Berg agreed to the conversion of $1,000,000 of the outstanding principal balance and $16,000 of accrued interest into 854 shares of Series B Preferred Stock. On November 25, 2003, the note was amended to provide for an extension of the maturity date for the remaining principal balance of $1,000,000, from the maturity date of October 26, 2003 to January 25, 2005. Prior to the conversion on March 19, 2004 of Mr. Berg’s principal and accrued interest into common and preferred stock, we had principal and accrued interest due under the note totaling approximately $1,160,000.

On June 29, 2001, we issued a convertible promissory note to Mr. Berg in the amount up to $650,000 to support the Company’s working capital needs. The promissory note had an original due date of January 3, 2003 which was extended to January 25, 2005 and bears interest at a rate of prime plus 1%. The principal amount of the note will be due at the end of its term, with interest to be paid quarterly.  The note provides that at the election of Mr. Berg and Focus, the promissory note and any accrued and unpaid interest is convertible into shares of the Company’s Series C Preferred Stock at a conversion price of $1,560 per share which represented 1,000 (each share of preferred is convertible into 1,000 shares of common) multiplied by 125% of the trailing 30-day average of Focus’ common stock ending June 28, 2001. The promissory note is secured by a security agreement in favor of Mr. Berg granting him a security interest in first priority over substantially all of our assets. Prior to the conversion on March 19, 2004 of Mr. Berg’s principal and accrued interest into common and preferred stock, we had principal and accrued interest due under the note totaling approximately $744,000.

Additionally, in December 2002, Mr. Berg provided Samsung Semiconductor Inc., the Company’s contracted ASIC manufacturer, with a personal guarantee to secure the Company’s working capital requirements for ASIC purchase order fulfillment. Mr. Berg agreed to provide the personal guarantee on the Company’s behalf without additional cost or collateral, as Mr. Berg maintains a secured priority interest in substantially all the Company’s assets. At September 30, 2005, the Company owed Samsung $190,000, under net 30 terms.

At December 31, 2003, the Company owed Carl Berg approximately $4.4 million in principal and accrued interest on the various aforementioned notes. On March 19, 2004, Mr. Berg converted his approximately $4.4 million of principal and accrued interest into common and preferred stock. This conversion resulted in the issuance of 2,173,193 shares of common stock and 840 shares of Series B preferred stock and 417 shares of Series C preferred stock, which are convertible into an additional 840,000 and 417,000 shares of common stock, respectively.

In November 2004, we secured a line of credit of up to $4.0 million under which we can borrow up to 90% of our eligible outstanding accounts receivable. This line of credit is collateralized by a personal guarantee from Mr. Berg. In connection with this line of credit, the bank obtained a priority security interest in our accounts receivable. Mr. Berg will maintain his security interest in all our assets, subject to the bank’s lien on accounts receivable.

On June 28, 2005, we signed a term loan agreement with Greater Bay Bank under which we can borrow up to $2.5 million. Mr. Berg has personally guaranteed the term loan. In connection with Mr. Berg’s extension of his personal guarantee, we agreed to continue Mr. Berg’s priority interest in our assets, except for our accounts receivable, which Mr. Berg has subordinated to the bank, and to issue to Mr. Berg a warrant to purchase 100,000 shares of our common stock at an exercise price of $0.81 per share and which expires on June 28, 2009. The warrant was valued at $42,000 using the Black-Scholes option-pricing model.

Michael D’Addio

 Messrs. Mark D’Addio and Michael D’Addio Jr., both sons of director Michael D’Addio, are employed by Focus as Vice President of World Wide Sales and Director of Test and Documentation, respectively. For 2004, Mark D’Addio’s total compensation including commission and bonus was $129,291 and Michael D’Addio Jr.’s total compensation including commission and bonus was $137,200. Neither are executive officers of the Company.

N. William Jasper Jr.

N. William Jasper Jr., who is the Chairman of Focus’ Board of Directors, is also the President and Chief Executive Officer of Dolby Laboratories, Inc. (“Dolby”), a signal processing technology company located in San Francisco, California. Focus is required to submit quarterly royalty payments to Dolby based on Dolby technology incorporated into certain products assumed in the acquisition of Visual Circuits in May 2004. For the nine months ended September 30, 2005, Focus has paid Dolby total royalties of $7,829.

General

The term of outstanding stock options under our 2000 Non-Statutory Stock Option Plan for certain of our directors and officers may be extended if the amendments to the 2000 Non-Statutory Stock Option Plan are approved. See “Proposal 2”.

All material affiliate transactions and loans between us and our officers, directors, principal stockholders or other affiliates are made or entered into on terms that are no less favorable to such individuals than would be obtained from, or given to, unaffiliated third parties and are approved by a majority of the board of directors who do not have an interest in the transactions and who have access, at our expense to our or independent legal counsel.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors of Focus shall be determined by resolution of the Board of Directors but in no event shall be less than three.  The number of directors is currently set at seven (7).

The Board of Directors recommends the election as directors the nominees listed below, to hold office for the terms indicated and until their successors are elected and qualified or until their earlier death, resignation or removal. Messrs. Eng, Moyer and Runco are being nominated for three-year terms. The person named as “Proxy” in the enclosed form of proxy statement will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If at the time of the Annual Meeting of Stockholders that the nominee named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy statement will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Our full Board of Directors acts as the nominating committee.  A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of Focus in accordance with Section 7.A. of Focus’ Bylaws.  See “How can shareholders nominate directors?” Nominations for this year’s meeting were due September 10, 2005, ten days from the date of the announcement of our annual meeting.

The following sets forth the name and age as of September 30, 2005 of the nominee for director and the term he has been nominated to serve:

Name	Age	Term to Expire

Tommy Eng	47	2008
Brett A. Moyer	47	2008
Sam Runco	57	2008

There is no family relationship between any director or executive officer of Focus. For a complete discussion of the background of the nominee for director, see “What is the background of our executive officers and directors?” on page 5.

The following directors are continuing in office pursuant to their terms as indicated and are not up for election this year:

Name	Age	Term to Expire

N. William Jasper	57	2007
Carl E. Berg	68	2007
William B. Coldrick	63	2006
Michael L. D’Addio	61	2006

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR DIRECTOR.

PROPOSAL 2:

AMENDMENT AND RESTATEMENT OF OUR 2000 NONQUALIFIED STOCK OPTION PLAN TO, AMONG OTHER THINGS, AUTHORIZE THE ISSUANCE OF AN ADDITIONAL 500,000 SHARES, PERMIT AWARDS OF RESTRICTED STOCK, PROVIDE DISCRETION TO THE ADMINISTRATOR OF THE PLAN TO EXTEND THE EXPIRATION PERIOD OF AN AWARD UNDER THE PLAN TO UP TO 10 YEARS AND TO PERMIT NET ISSUE EXERCISE IN CONNECTION WITH THE EXERCISE OF OUTSTANDING STOCK OPTIONS

Description of the Proposal

You are being asked to vote on a proposal to approve the amendment and restatement of our 2000 Non-Qualified Stock Option Plan, which we have renamed the “2000 Stock Incentive Plan” (the “Plan”).  Subject to stockholder approval, on September 28, 2005, our Board of Directors approved the amendment and restatement of the Plan to, among other things,: (a) increase the number of shares authorized for issuance under the Plan by five hundred thousand (500,000) shares; (b) to permit awards of restricted stock under the plan; (c) to provide discretion to the administrator of the Plan to extend the expiration of an award under the Plan to up to ten years and (d) to permit net issue exercise in connection with the exercise of outstanding stock options. In addition, our Board of Directors approved certain other changes to the Plan as described below.

The purpose of the Plan is to attract, motivate and retain highly qualified employees and members of our Board of Directors.  We issue options to provide our employees and directors an opportunity to acquire or increase their ownership stake in us, creating a stronger incentive to expend maximum effort for our growth and success and encouraging our employees and directors to continue their service with us. Our Board of Directors believes that stock-based incentives will continue to play a vital role in our success.

As of September 30, 2005, there were a total of 7,671,397 outstanding stock option and restricted stock awards under our incentive plans and 1,010,896 shares of common stock remained available for future grants under our various incentive plans. With the expansion of our employee base and the fluctuations in our stock price, we believe the relatively small number of shares remaining under all of our incentive plans will not be adequate for our future needs. Additionally, as our company continues to develop, we may need the flexibility to provide larger grants to key employees to incentivize them to manage expanded levels of operations and achieve our growth targets.

We also believe that changes in the accounting treatment for stock options make it advisable to expand the types of awards that may be granted under the Plan to include restricted stock. This will allow us to provide incentives that participants consider to be equivalent in value to stock options, with less dilution and lower accounting charges.

Furthermore, we believe that amending our Plan to provide discretion to the administrator of the plan to extend the expiration period of an award from five years to up to 10 years will further allow us to incentivize participants on a case by case basis. To the extent that a participant has additional time in which to exercise an option, that employee will be further vested in our performance over a longer period of time.

We believe that in a business that is as heavily human-capital intensive as ours, options and other types of stock awards are an important factor in hiring and retaining talented personnel. While we recognize the possible dilutive effect to our stockholders, we believe, on balance, the incentive that is provided by the opportunity to participate in our growth and earnings through the granting of awards to acquire our common stock is important to our success and, accordingly, will benefit us and our stockholders. We believe it is in the best interests of our stockholders to approve these amendments to, and the restatement of, the Plan.

Principal Provisions of the 2000 Stock Incentive Plan

 The following summary of the Plan, as amended and proposed for stockholder approval,  is not a complete description of all of the provisions of the Plan and is qualified in its entirety by reference to the full text of the proposed amended Plan that is attached hereto as Appendix A.

Administration.  Our Compensation Committee administers our Plan.  The Compensation Committee, or its delegates, determines who will be granted awards, the date of grants of awards and the terms and provisions of each award (which need not be identical). In the event our Compensation Committee does not administer the Plan, our full Board of Directors will administer the Plan.

Eligibility. Our employees and non-employee directors, are eligible to receive awards under the Plan. As of September 30, 2005, approximately 140 persons (including 11 officers and directors) were eligible to participate in the Plan.

Securities Subject to Plan.  As of September 30, 2005, a total of 156,267 shares of common stock remain available for future awards under the Plan. If the amendments to the Plan are approved by the stockholders, the number of shares of common stock available for future awards will be increased by 500,000 shares, with a total of 5,500,000 shares ultimately reserved in total under the Plan (including options and shares already issued under the Plan).  These maximum numbers do not include the number of shares subject to the unexercised portion of any stock award that expires or subject to an award that is terminated. As of September 30, 2005, there were outstanding options to purchase 3,091,135 shares of our common stock under the Plan.

No one person participating in the Plan may receive options over more than 500,000 shares or more than 250,000 shares of restricted stock in any single calendar year.

Should an option under the Plan expire or terminate for any reason prior to exercise in full, the shares subject to the unexercised portion of the option will be available for subsequent awards under the Plan.  Additionally, and as part of the amendments being considered herein, if shares are tendered by the option holder or are held back by us to settle the exercise price or tax withholding, such shares will be available for subsequent awards under the Plan. If restricted shares are forfeited or terminate before exercise, such shares will be available for subsequent awards under the Plan.

Option Grants: Price and Exercisability.  The Plan authorizes the plan administrator to grant options that are nonstatutory stock options.  The option exercise price may not be less than 100% of the fair market value of the common stock on the grant date.  We are amending the Plan to eliminate the right to grant options at the fair market value of our common stock as of any date other than the grant date of the options.

For purposes of establishing the exercise price and for all other valuation purposes under the Plan, the fair market value of a share of common stock on any relevant date will be the lower of (1) the last sale price of our common stock on such date or (2) the opening sale price on the date fair market value is determined, where the opening sale price is represented by the closing sale price on the trading day immediately prior, in the case where the stock is traded on the NASDAQ Capital Market or NASDAQ National Market.  Alternatively, fair market value shall be determined by the average between the highest and lowest sales price quoted (on that date) by an established quotation service for over-the-counter securities, if the common stock is not reported on the NASDAQ Capital Market or NASDAQ National Market.  However, if the common stock is not publicly traded at the time an option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the common stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the common stock in private transactions negotiated at arm’s length.  Our common stock is currently traded on the NASDAQ Capital Market.

Awards granted under the Plan in the form of options may be exercised in whole or in part and the purchase price may be paid in cash, other shares of our common stock or through a same day sale program.  We are amending our plan to also allow exercises of options through a net issue exercise, where the participant receives the shares underlying the option less the number of shares underlying the option necessary to pay the exercise price.

Accordingly, on a net issue exercise, no cash will be received by us as a condition for granting the shares underlying the option.  In addition, the shares used to settle the exercise price will be returned to the Plan and available for regrant under the Plan as described above.

No optionee will have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. During the optionee’s lifetime, the option may be exercised only by the optionee and options are not assignable or transferable other than by will or the laws of descent and distribution.

Awards granted in the form of options under the Plan must be exercised within a period fixed by the Compensation Committee, which period shall be not less than five years and not more than ten years from the date of grant. Options may expire before the end of the option period if the optionee’s service with us ceases for any reason, including death, disability, retirement or termination.

The Committee shall determine the vesting schedule for the shares under option and shall set forth such vesting schedule in the award agreement.  Vesting may be based on any of the following: (i) continuous employment with the Company, (ii) performance, or (iii) any combination of (i) and (ii)  If a member of our Board of Directors is a recipient of options under the Plan, and fails to attend at least 50% of the board meetings held in the twelve months prior to any vesting date, the number of shares vesting on such vesting date are reduced proportionally based on the percentage of board meetings attended by such optionee.

Restricted Stock Awards.  The Plan authorizes the Compensation Committee to grant restricted stock awards. A restricted stock award is an award entitling the recipient to receive shares of our common stock (“restricted stock”) subject to such restrictions and conditions as the Compensation Committee may determine, at a purchase price and for such consideration as the Compensation Committee may determine.  Such restricted stock shall be awarded in consideration for continued service of the recipient for a period of not less than one year, or as otherwise determined by the Committee. The Committee shall establish the criteria upon which the restriction period shall be based.  During the restriction period, the recipient will not be permitted to sell, transfer, pledge or assign the restricted stock.  Restrictions may be based upon either or both of (1) the continued employment of the recipient or (ii) the attainment by the Company of one or more of the following measures of operating performance: earnings, revenue, operating or net cash flows, financial return ratios, total shareholder return, market share.  Upon meeting the criteria specified by the Committee, the restricted stock will become vested and the restrictions will no longer apply.  At that point the shares will be freely transferable.  Upon grant and prior to vesting, the employee is considered a common shareholder of the Company for purposes of voting and dividend rights.

Termination of Service. Any option held by the optionee upon termination of service will cease to be exercisable 90 days following termination of service, if the cause of termination is anything other than death or disability.  Each such option will normally be exercisable only as to shares of common stock in which the optionee is vested at the time of termination. In the case of death or disability, any option held by the optionee upon termination of service will cease to be exercisable one year from the date of termination, and all such options, whether exercisable or not at the time of death or disability, shall be fully exercisable. Notwithstanding the foregoing, in the event an optionee (i) ceases to be a member of the Board of Directors at our request; (ii) is removed without cause or (iii) otherwise does not stand for nomination or reelection at our request, any portion of the option which is not otherwise exercisable shall be accelerated and such option shall be fully exercisable by the optionee at any time prior to its scheduled expiration date.  The Compensation Committee has complete discretion to extend the period following the optionee’s termination during which his or her outstanding options may be exercised, and to accelerate the exercisability of such options in whole or in part. No portion of any option may be exercised if an optionee is removed from the Board of Directors as a result of certain acts, including breach of fiduciary duty, commission of an act of fraud or embezzlement, unauthorized disclosure of any trade secret or commission of an act that constitutes unfair competition towards us.

Upon the termination of employment of the recipient of restricted stock, all unvested restricted stock shall be forfeited by the recipient and will be deemed to be reacquired by the Company. In the event termination results from the restricted stock recipient’s retirement, death or disability prior to the end of the restriction period for a recipient who has satisfied the one year employment requirement with respect to an award prior to retirement, death or disability, or as otherwise determined by the Compensation Committee, the recipient, or the recipient’s estate, shall be entitled to receive that portion (to the nearest whole shares) of the number of shares subject to the award granted as the number of months of the restriction period which have elapsed since the award date to the date at which the participant’s retirement, death or disability occurs, bears to the total number of months in the restriction period.  The recipient’s right to receive any remaining shares shall be canceled and forfeited and the shares will be deemed to be reacquired by the Company.

Reorganization or Liquidation of the Company. In the event of (a) the complete liquidation of the Company, (b) a merger, reorganization, or consolidation of the Company with any other corporation (other than a Subsidiary of the Company) in which the Company is not the surviving corporation and in which the shareholders immediately prior to such event do not own a majority of the shares of the surviving corporation (or a reverse merger in which the Company survives but the shareholders prior to such reverse merger similarly do not own a majority of the shares outstanding after such event), or (c) the sale of all or substantially all of the Company’s assets, any unvested restricted stock and unexercised options then outstanding shall be deemed canceled as of the effective date of such event unless the surviving corporation in any such merger, reorganization or consolidation or the acquiring corporation in any such sale elects to assume the unvested restricted stock and unexercised options under the Plan or to issue substitute unvested restricted stock and options in place thereof.

$1,000,000 Deduction Limitation. It is the intention of the Committee that the Plan satisfies the requirements of Internal Revenue Code (“IRC”) Section 162(m) for options and restricted stock granted under the Plan to qualify as performance-based compensation not subject to the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers.  The Plan provides that no person may be granted in a single year more than 500,000 shares under option and 250,000 restricted shares. The performance criteria that is set forth in the Plan may be used by the Compensation Committee in establishing the performance goals and objectives for vesting of restricted stock awards for purposes of IRC Section 162(m).

Amendment and Termination of Plan.  No awards may be granted under the Plan after April 27, 2010 and the Plan shall terminate when all options under the plan are no longer outstanding and all restricted stock issued under the Plan have vested or been forfeited.  The board of directors may, at any time, amend or discontinue the Plan, and the Compensation Committee may amend or cancel any option for any lawful purpose, but no action can adversely affect rights under any outstanding award without the recipient’s consent.  Except for adjustments upon changes in capitalization, stock split or dividend, merger or similar event, the Plan prohibits us from increasing the maximum number of shares available under the Plan, materially modify the requirements as to eligibility to participate in the Plan or materially increase benefits accruing to option holders under the Plan without stockholder approval.

Adjustments and Corporate Transactions.  If any change of common stock occurs (through a recapitalization, stock dividend, stock split, reorganization, merger or similar change affecting common stock), we will make appropriate adjustments in the number and kind of shares covered by each outstanding option or other award granted under the Plan, the maximum number of shares reserved for issuance under the Plan and the exercise price per share in respect of each outstanding option or other award in order to prevent dilution or enlargement of benefits thereunder.

In the event of a corporate transaction (such as a merger with and into another entity, or sale of all or substantially all of our assets), the Board of Directors may accelerate the vesting of any outstanding option or other award or portion thereof not exercised.

Summary of Federal Income Tax Consequences of Awards Granted Under the 2000 Incentive Plan

The following is only a summary of the general rules of present U.S. federal income tax law relating to the tax treatment of the recipient and Focus Enhancements with respect to the awards under the Plan. The discussion is general in nature and is not intended to be exhaustive and among other things, does not discuss the tax consequences of a participant’s death or the income taxes of any city, state or foreign country in which the participant may reside.

Options granted under the Plan may be only non-statutory options. The difference in the federal income tax treatment for the non-statutory options and the tax treatment of restricted stock are each described below.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option.  The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

We may be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee. We anticipate that the compensation deemed paid by Focus Enhancements upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by Focus Enhancements and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers.

Restricted Stock.  Generally, no income will be recognized by a recipient at the time of the grant of restricted stock, unless the recipient files an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within 30 days of the date of grant. If the recipient files a Section 83(b) election, he or she will have taxable ordinary income in the year of receipt in the amount of the difference, if any, between the fair market value of the stock on date of receipt and the purchase price for the stock. Otherwise, at the time the restricted stock vests, the recipient generally will recognize compensation income in the amount of the difference between the fair market value of the stock at the time of vesting and the purchase price for the stock. However, individuals that are subject to the prohibition against “short-swing” profits under Section 16(b) of the Securities Exchange Act of 1934, will not be subject to tax at vesting if such vesting date is within six (6) months of a prior purchase of Company stock.  In such case, the individual will be subject to tax at the end of the six-month period following such prior purchase of Company Stock. The recipient’s tax holding period for determining the short-term or long-term character of any subsequent gain or loss begins on the date the recipient recognizes the compensation income. In the case of a recipient who is an employee, the amount included in income will constitute wages for which withholding and employment taxes will be required. Focus Enhancements will be entitled to a tax deduction in the same amount as the recipient recognizes as income, subject to the $1,000,000 limitation imposed on deduction of compensation paid to certain officers if the restricted stock is not subject to performance conditions.

Accounting Treatment

Under present accounting principles, generally neither the grant nor the exercise of options issued with an exercise price equal to the fair market value of the option shares on the grant date will result in any charge to our earnings. However, the number of outstanding options may be a factor in calculating our reported earnings per share.  Restricted stock awards will result in a charge to earnings based on the fair market value of the shares on the date of grant.  The resulting expense is accrued pro rata as compensation expense over the restriction period.

Beginning January 1, 2006, we will be required to adopt Financial Accounting Standard (“FAS”) 123r, which requires “fair-value” accounting for all share-based payments, including employee stock options that are granted with an exercise price equal to the fair market value of the option shares on the grant date.  Under this new standard, we will be required to determine the fair market value of all employee stock option awards on the date of grant, and accrue the estimated value as compensation expense on a pro rata basis over the service period.  The fair value of restricted stock awards is based on the fair market value of the shares on the date of grant.

As a result of the proposed amendments to the Plan to allow the Compensation Committee to extend the expiration date of certain existing options with original expiration terms five years after the grant date beyond the current five year expiration period, we may incur a compensation charge depending on the number of options, if any, that are covered by such extension, and whether the extension occurs under the present accounting principles or under FAS 123r. As of September 30, 2005, 2,530,639 options with original expiration dates of five years from their respective grant dates were outstanding under the Plan. For example, if, prior to January 1, 2006, the terms of all such outstanding options were extended from their original expiration dates to another date, we would incur an accounting charge of approximately $423,000 if the fair market value of our common stock were $1.00 on the date of modification. This accounting charge will increase or decrease depending on the actual fair market value of our common stock on the date such options are extended.

Included within these outstanding options that may be extended are options held by the following directors, executive officers, and other employees, each as a separate group:

Group	Exercise Prices	Options

Executive Officers including CEO	$0.56 - $1.15	765,000

Non Employee Directors	$0.56 - $1.06	790,000

All others	$0.56 - $1.57	975,639

Total	$0.56 - $1.57	2,530,639

Accordingly, such persons have a personal interest in approval of this proposal separate and apart from their eligibility to receive new awards under the Plan.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast on this proposal in person or by proxy is required to approve the amendment of the Plan.

THE FOCUS ENHANCEMENTS BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR 2000  INCENTIVE PLAN.

PROPOSAL 3:

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

We expect to appoint Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the year ending December 31, 2005. Burr, Pilger & Mayer, LLP has served as our independent public accountants since June 24, 2005. It is expected that representatives of Burr, Pilger & Mayer, LLP will be present at the meeting and will be available to respond to appropriate questions you may ask. Deloitte & Touche, LLP (“Deloitte”) served as our independent public accountants between May 3, 2001 and May 31, 2005. Representatives of Deloitte will not be present at the meeting.

Fees

The following table sets forth fees that Focus incurred for services provided by Deloitte & Touche LLP during the fiscal years ended December 31, 2004 and 2003.  All services rendered by Deloitte & Touche LLP during the fiscal years ended December 31, 2004 and 2003 were furnished at customary rates and terms.

	Years ended December 31,
(In thousands)	2004	2003

Audit fees (1)	$364	$177
Audit-related fees (2)	2	1
Tax fees	1	—
All other fees	—	—

Total	$367	$178

(1)          Represents fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory or regulatory filings.

(2)          Represents fees for assurance services related to the audit of our financial statements.

On May 31, 2005, we were notified by Deloitte that Deloitte had resigned as our independent registered public accounting firm effective as of that date. The reports of Deloitte on our financial statements for the two most recent fiscal years ended December 31, 2004 and 2003 expressed an unqualified opinion and included an explanatory paragraph regarding the substantial doubt about our ability to continue as a going concern.

During the years ended December 31, 2004 and 2003 and through May 31, 2005, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on our financial statements for such years.

During the years ended December 31, 2004 and 2003 and through May 31, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

If you do not ratify the selection of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm, the Board will reconsider the appointment. However, even if you ratify the selection, the Board may still appoint a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of Focus and its shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the Focus’ independent registered public accounting firm. In connection with these responsibilities, the Audit Committee adopted a policy for pre-approving the services and associated fees of Focus’ independent registered public accounting firm. Under this policy, the Audit Committee must pre-approve all audit and audit related services. The policy also mandates that no engagements of the Focus’ independent registered public accounting firm for non-audit services may be entered into without the express approval of the Audit Committee.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Considered for Inclusion in Focus’ Proxy Materials.  If you want a proposal to be included in our proxy statement and proxy for our Annual Meeting of Stockholders in 2006, we must receive such proposal by June 16, 2006 in a form that complies with applicable law and our bylaws. Proposals should be addressed to our Corporate Secretary and sent to our corporate office. In the event the date for our annual meeting in 2006 is changed by more than 30 days from the date of this year’s meeting, then a proposal must be received within a reasonable time before we begin to print and mail our proxy materials for 2006.  See “Where You Can Find More Information” below for our address.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.  For any other matter to be properly considered at our annual meeting, such proposal/matter must be submitted to our Corporate Secretary no later than the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of this annual meeting.  In the event next year’s annual meeting is more than 30 days before or more than 60 days after the anniversary date, to be timely, stockholder notices much be delivered not earlier than the close of business on the later of the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by Focus. Notices of intention to present proposals at the 2006 annual meeting should be addressed to Secretary, Focus Enhancements, Inc., 1370 Dell Avenue, Campbell, California 95008.  Focus reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER BUSINESS

The Board of Directors does not intend to bring any other business before the meeting and, to the knowledge of the Board of Directors, no matters are to be brought before the meeting except as specified in this notice of the meeting.  If any other business does properly come before the meeting, however, the proxies will be voted in accordance with the judgment of the persons voting them.

WHERE YOU CAN FIND MORE INFORMATION

Focus Common Stock is listed on the Nasdaq SmallCap Market under the symbol “FCSE.”  Focus files annual, quarterly and current reports with the SEC. Please call the SEC at 1.800.SEC.0330 for further information about their public reference rooms. Our public filings are also available from commercial document retrieval services and via the SEC’s Internet website, at http://www.sec.gov. We have enclosed copies of our Annual Report on Form 10-K/A for the period ended December 31, 2004 and our Quarterly Report on Form 10-Q/A for the period ended June 30, 2005 with this proxy statement. If you would like another copy of our 2004 Annual Report on Form 10-K/A, we will send you one without charge. The Annual Report on Form 10-K/A includes a list of exhibits filed with the SEC, but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing them to you will be your responsibility.

You may obtain the above-mentioned documents, or additional copies of this document or any of the documents accompanying this proxy statement, by requesting them in writing or by telephone from the Corporate Secretary at the following addresses:

Corporate Secretary
Focus Enhancements, Inc.
1370 Dell Avenue
Campbell, California  95008
(408) 866-8300

If you would like to request documents from us, please do so at least five business days before the date of the annual meeting to receive them before the annual meeting. Alternatively, you can visit our website at www.focusinfo.com for such documents.

You should rely only on the information contained in or accompanied with this document to vote your shares at the annual meeting.  We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated October 7, 2005. You should not assume that the information contained in this document is accurate as of any date other than the date indicated, and neither the mailing of this document creates any implication to the contrary.

By Order of the Board of Directors

Gary L. Williams, Secretary

 APPENDIX A

FOCUS ENHANCEMENTS, INC.

AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

1.                                       Purpose.  This Stock Incentive Plan, to be known as the 2000 Stock Incentive Plan and its subsidiaries (hereinafter, this “Plan”) is intended to promote the interests of FOCUS Enhancements, Inc. (hereinafter, the “Company”) by providing an inducement to obtain and retain the services of qualified persons to serve as employees of the Company or members of its Board of Directors (the “Board”).

2.                                       Available Shares.  The total number of shares of Common Stock, par value $.01 per share, of the Company (the “Common Stock”) for which awards of options or restricted stock may be granted under this Plan shall not exceed 5,500,000 shares, subject to adjustment in accordance with paragraph 11 of this Plan.  Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company.  If any shares under option or restricted stock granted under this Plan are forfeited to the Company, lapse without exercise in whole or in part, or are tendered by an employee or Board member or withheld by the Company to pay the exercise or purchase price of an award or to pay taxes due upon such exercise or purchase shall revert to and again become available for issuance under the Plan.

3.                                       Administration.  This Plan shall be administered by the Board or by a committee appointed by the Board (the “Committee”).  In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan.  In such event, the word “Committee” wherever used herein shall be deemed to mean the Board.  The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

4.                                       Grant of options or Restricted Stock / Eligibility.  Subject to the availability of shares under this Plan, the Committee may make grants of options and/or restricted stock to employees of the Company and/or members of the Board under this Plan from time to time.  Notwithstanding the foregoing, the Committee shall not in any calendar year make a single grant or combination of grants to any one employee or Board member in excess of 500,000 shares under option and/or 250,000 shares of restricted stock.

Anything in this Plan to the contrary notwithstanding, the effectiveness of this Plan and of the grant of all options hereunder is in all respect subject to this Plan and options granted under it shall be of no force and effect unless and until the approval of this Plan in accordance with the Company’s by-laws by the vote of the holders of a majority of the Company’s shares of Common Stock present in person or by proxy and entitled to vote at a meeting of shareholders at which this Plan is presented for approval.

5.                                       Option Price.  The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted.  The option price will be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan.  For purposes of establishing the exercise price and for all other valuation purposes under the Plan, the fair market value of a share of common stock on any relevant date will be the lower of (1) the last sale price of our common stock on such date, or (2) the opening sale price on the date fair market value is determined, where the opening sale price is represented by the closing sale price on the trading day immediately prior, in the case where the stock is traded on the NASDAQ Capital Market or NASDAQ National Market.  Alternatively, fair market value shall be determined by the average between the highest and lowest sales price quoted (on that date) by an established quotation service for over-the-counter securities, if the common stock is not reported on the NASDAQ Capital Market or NASDAQ National Market.  However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

6.                                       Period of Option.  Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is five (5) years after the date of grant of the option, or other date as determined by the Committee from time to time, but in no event shall the Committee provide an option expiration date of more than ten (10) years after the grant date of the option.

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7.                                       (a)                                  Vesting of Shares and Non-Transferability of Options.  Options granted under this Plan shall not be exercisable until they become vested.  Options granted under this Plan shall vest in the optionee and thus become exercisable in accordance with the vesting set forth in the option Agreement.  The Committee shall determine the vesting schedule for the shares under option and shall set forth such vesting schedule in the award agreement.  Vesting may be based any of the following: (i) continuous employment with the Company, (ii) performance, or (iii) any combination of (i) and (ii).  Notwithstanding the foregoing, the Committee shall have the authority, in their absolute discretion to accelerate the vesting of the shares that are under option, in whole or in part, at any time.

The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan; provided however, that if stockholder approval is required under applicable law, any option granted under this Plan shall in no event be exercised unless and until this Plan has been approved by the Company’s stockholders, but upon such approval the vesting shall become effective as of the date of the grant.

(b)                                 Meetings.  Notwithstanding subsection (a) of this Section 7, if a Board optionee fails to attend at least  50% of the Board meetings held in the twelve months prior to any vesting date, the number of shares vesting on such vesting date shall be reduced proportionately based on the percentage of Board meetings attended by such optionee.

(c)                                  Non-transferability.  Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee’s lifetime only by him or her.

8.                                       Termination of Option Rights.

(a)                                  Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be an employee of Company or a member of the Board, as the case may be, for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board or an employee may be exercised, to the extent it is then vested by the optionee within ninety days after such event.  Notwithstanding the foregoing, the Committee shall have the authority, in their absolute discretion to extend the period o f time that an option may be exercised following the date the optionee ceases to be an employee of Company or a member of the Board.

(b)                                 In the event that an optionee ceases to be an employee of the Company or a member of the Board, as the case may be, by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee’s personal representative, heir or legatee, in the event of death) for a period of one year thereafter.  Any options which are then exercisable but have not been exercised at the time the optionee so ceases to be a member of the Board of Directors or an employee may be exercised, to the extent any portion of such options are then exercisable, by the optionee at any time prior to the scheduled expiration date of the option.  Notwithstanding the foregoing, in the event any optionee (i) ceases to be a member of the Board of Directors at the request of the Company, (ii) is removed without cause, or (iii) otherwise does not stand for nomination or re-election as a director of the Company at the request of the Company, then any portion of any option granted to such optionee which is not then exercisable shall be accelerated and such option shall be fully exercisable by the optionee at any time prior to the scheduled expiration date.  No portion of this option may be exercised if the optionee is removed from the Board of Directors for any one of the following reasons:  (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or polices of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company (unless such conduct is approved by a majority of the members of the Board of Directors).

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9.                                       Exercise of Option.  Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to FOCUS Enhancements, Inc., 1370 Dell Avenue, Campbell, California 95008, at its principal executive offices, or other such address as optionee may be informed from time to time, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.  Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determine in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise.  Notwithstanding the foregoing, the Committee shall have the authority, in their absolute discretion to settle options that are exercised by way of the “cashless exercise” method described in (c) of this paragraph 9 through an issuance of the “net shares,” where the term “net shares” is the number of shares that is equivalent in value to the fair market value of the underlying stock on the exercise date, as determined in accordance with the provisions of paragraph 5, less the exercise price.  There shall be no such exercise at any one time as to fewer than one hundred (100) shares.  The Company’s transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full.  The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

10.                                 Restricted Stock.  Restricted stock awards under the Plan shall consist of grants of shares of Common Stock of the Company subject to the terms and conditions hereinafter provided.

(a)                                  Grant of Awards.  The Committee shall (i) select the officers and key employees to whom restricted stock may from time to time be granted, (ii) determine the number of shares to be covered by each award granted, (iii) determine the issue price; (iv) determine the terms and conditions (not inconsistent with the Plan) of any award granted hereunder, and (v) prescribe the form of the agreement, legend or other instrument necessary or advisable in the administration of awards under the Plan.  Restricted shares may be granted to Board members in lieu of Board fees.

(b)                                 Terms and Conditions of Awards.  Any restricted stock award granted under the Plan shall be evidenced by a Restricted Stock Agreement executed by the Company and the recipient, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe:

(1)                                  Number of Shares Subject to an Award:  The Restricted Stock Agreement shall specify the number of shares of Common Stock subject to the award.

(2)                                  Restriction Period:  The period of restriction applicable to each award shall be established by the Committee but may not be less than one year, unless the Committee determines otherwise.  The Restriction Period applicable to each award shall commence on the Award Date.

(3)                                  Consideration:  With respect to employees of the Company, each recipient, as consideration for the grant of an award, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such award, or as otherwise determined by the Committee, and any shares covered by such an award shall lapse if the recipient does not remain in the continuous employ of the Company for at least one year from the date of the granting of the award, except as otherwise determined by the Committee.

(4)                                  Restriction Criteria:  The Committee shall establish the criteria upon which the Restriction Period shall be based.  Restrictions shall be based upon either or both of (i) the continued employment of the recipient or (ii) the attainment by the Company of one or more of the following measures of operating performance: earnings, revenue, operating or

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net cash flows, financial return ratios, total shareholder return, market share.  Notwithstanding the foregoing, the Committee shall have the authority, in their absolute discretion to remove any and all restrictions prior to the end of the Restriction Period.

The Committee shall establish the specific targets for the selected criteria and, in its judgment, can select additional measures of performance.  These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index.  These targets may be based upon the total Company, one or more business units of the Company or a defined business unit that the executive has responsibility for or influence over.  In cases where objective performance criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which restrictions will be removed from the award or the extent to which a participant’s right to receive an award should be lapsed in cases where the performance criteria have not been met and shall certify these determinations in writing.  The Committee may provide for the determination of the attainment of such restrictions in installments where deemed appropriate.

(c)                                  Terms and Conditions of Restrictions and Forfeitures.  The shares of Common Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(1)                                  During the Restriction Period, the participant will not be permitted to sell, transfer, pledge or assign restricted stock awarded under this Plan.

(2)                                  Except as provided in Section 10(c)(1), or as the Committee may otherwise determine, the participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares and receive dividends and other distributions provided that distributions in the form of stock shall be subject to the same restrictions as the underlying restricted stock.

(3)                                  In the event of a participant’s retirement, death or disability prior to the end of the Restriction Period for a participant who has satisfied the one year employment requirement of Section 10(b)(2) with respect to an award prior to retirement, death or disability, or as otherwise determined by the Committee, the participant, or the participant’s estate, shall be entitled to receive that proportion (to the nearest whole share) of the number of shares subject to the award granted as the number of months of the Restriction Period which have elapsed since the award date to the date at which the participant’s retirement, death or disability occurs, bears to the total number of months in the Restriction Period.  The participant’s right to receive any remaining shares shall be canceled and forfeited and the shares will be deemed to be reacquired by the Company.

(4)                                  In the event of a participant’s retirement, death, disability or in cases of special circumstances as determined by the Committee, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time based restrictions with respect to all or part of such participant’s restricted stock.

(5)                                  Upon termination of employment for any reason during the Restriction Period, subject to the provisions of paragraph 10(c)(3) above or in the event that the participant fails promptly to pay or make satisfactory arrangements as to the withholding taxes as provided in the following paragraph, all shares still subject to restriction shall be forfeited by the participant and will be deemed to be reacquired by the Company.

(6)                                  A participant may, at any time prior to the expiration of the Restriction Period, waive all rights to receive all or some of the shares of a restricted stock award by delivering to the Company a written notice of such waiver.

(7)                                  Notwithstanding the other provisions of this Section 10, the Committee may adopt rules that would permit a gift by a participant of restricted shares to members of the participant’s immediate family (spouse, parents, children, stepchildren,

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grandchildren or legal dependants) or to a trust whose beneficiary or beneficiaries shall be either such a person or persons or the participant.

(8)                                  Any attempt to dispose of restricted stock in a manner contrary to the restrictions shall be ineffective.

11.                                 Adjustments Upon Changes in Capitalization and Other Events.  Upon the occurrence of any of the following events, an optionee’s rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

(a)                                  Stock Dividends and Stock Splits.  If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivisions, combination or stock dividend.

(b)                                 Recapitalization Adjustments. If (i) the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise and (ii) the Board resolves at its sole discretion to vest options upon the completion of such merger or sale, then each option granted under this Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full twenty (20) days prior to the effective date of such event. In the event of a reorganization, re-capitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 of the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionees and preserve, without exceeding, the value of such options, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

(c)                                  Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(d)                                 Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to awards which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 11, and its determination shall be conclusive.

12.                                 Reorganization or Liquidation of the Company.  In the event of (a) the complete liquidation of the Company, (b) a merger, reorganization, or consolidation of the Company with any other corporation (other than a Subsidiary of the Company) in which the Company is not the surviving corporation or reverse merger in which the Company is the surviving corporation, but in either case, in which the stock holders of the Company immediately prior to such merger, reorganization or consolidation own less than a majority of the outstanding voting securities of the surviving corporation, or (c) the sale of all or substantially all of the Company’s assets, any unvested restricted stock and unexercised options then outstanding shall be deemed canceled as of the effective date of such event unless the surviving corporation or its parent in any such merger, reorganization or consolidation or the acquiring corporation in any such sale elects to assume the unvested restricted stock and unexercised options under the Plan or to issue substitute unvested restricted stock and options in place thereof.  Notwithstanding anything in this Plan or any option agreement to the contrary, the Company shall not be deemed to have been liquidated by reason of the merger or consolidation of the Company with or into a Subsidiary of the Company in a transaction in which the Company is not the surviving corporation.  The Company shall give each optionee at least thirty (30) days prior written notice of the anticipated effective date of any such liquidation, merger, reorganization, consolidation or sale.  Notwithstanding anything in this Plan or in any Stock Option Agreement to the contrary, (i) all Option exercises effected during the 30-day period prior to the effective date of any such merger, reorganization , consolidation or

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sale, shall be deemed to be effective immediately prior to the closing of such liquidation, merger, reorganization, consolidation or sale and (ii), if the Company abandons or otherwise fails to close any such liquidation, merger, reorganization, consolidation or sale, then (a) all exercises during the foregoing 30-day period shall cease to be effective ab initio and (b) the outstanding options shall be exercisable as otherwise determined under the applicable option agreement and without consideration of this paragraph 12 or the corresponding provisions of any option agreement.

13.                                 Legend on Certificates.  The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company’s transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

14.                                 Representations of Optionee.  If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

15.                                 Option Agreement.  Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted.  The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the committee and the officer executing it.

16.                                 Termination and Amendment of Plan.  Options may no longer be granted under this Plan after April 27, 2010, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding.  The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that if stockholder approval of the Plan is required by law, the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 11), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.  Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

17.                                 Withholding of Income Taxes.  Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect to amounts considered to be compensation includible in the optionee’s gross income.  At the election of the optionee or restricted stockholder, the withholding obligation may be satisfied: (a) through payment in United States dollars in cash or check, (b) through the optionee’s or restricted stockholder’s surrender of shares of Common Stock that the optionee or restricted stockholder had owned for more than six (6) months prior to the date of such transfer, (c) by authorizing a Company-approved third party to sell the shares (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay any tax withholding resulting from such exercise, and (d) through the Company’s retention of shares of Common Stock which would otherwise be issued as a result of the exercise of the option or the award of the restricted stock.  Notwithstanding the foregoing, in the case where optionee elects tax withholding alternative (c), the Committee shall have the authority, in their absolute discretion to satisfy the employer tax withholding through the Company’s retention of shares of Common Stock which would otherwise be issued as a result of the exercise of the option.

18.                                 Compliance with Regulations.  It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof.  If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

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19.                                 Governing Law.  The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Approved by Board of Directors of the Company, as amended: September 28, 2005.

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ANNUAL MEETING OF STOCKHOLDERS OF

FOCUS ENHANCEMENTS, INC.

November 14, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS FOR THE TERMS INDICATED			2. Proposal to amend and restate the
		NOMINEES:		2000 Non-Qualified Stock Option
	FOR ALL NOMINEES	Tommy Eng	(term to expire in 2008)	Plan.
		Brett A. Moyer	(term to expire in 2008)
		Sam Runco	(term to expire in 2008)	3. Ratification of the selection of Burr,
	WITHHOLD AUTHORITY			Pilger & Mayer, LLP as the independent registered public accounting
	FOR ALL NOMINEES			firm of the Corporation for the year ending December 31, 2005.

4. In its discretion, the proxy is authorization to vote upon such other
	FOR ALL EXCEPT			business as may properly come before the meeting and any
	(See instructions below)			adjournment or postponement thereof, including any vote to adjourn the meeting, and as to any matter at a properly re-convened meeting following adjournment or postponement.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR
PROPOSALS 2 AND 3.

The undersigned acknowledges receipt from the Corporation prior to the
INSTRUCTION:	To withhold authority to vote for any individual nominee(s),			execution of this proxy of a Notice of Annual Meeting of Stockholders, a
	mark “FOR ALL EXCEPT” and fill in the circle next to			Proxy Statement dated October 7, 2005, an Annual Report on
	each nominee you wish to withhold, as shown here:			Form 10-K/A for the year ended December 31, 2004 and a Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2005.

Please check here if you plan to attend the Annual Meeting ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FOCUS ENHANCEMENTS, INC.

1370 Dell Avenue

Campbell, California 95008

PROXY

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 14, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints the Board of Directors of Focus Enhancements, Inc. (the “Corporation”), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Monday, November 14, 2005 at 1370 Dell Avenue, Campbell, California 95008, at 7:00 a.m., local time, and at any adjournment or postponement thereof as follows:

(Continued and to be signed on the reverse side)